Exhibit 99.2 NCR to Create Two Independent Industry Leaders September 16, 2022

Notes to Investors FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “objective,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the proposed separation of NCR into two separate companies, including, but not limited to, statements regarding the anticipated timing and structure of such proposed transaction, the future commercial performance of the digital commerce company or the ATM company following such proposed transaction, and value creation and ability to innovate and drive growth generally as a result of such transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to: • Strategy and Technology: transforming our business model; development and introduction of new solutions; competition in the technology industry; integration of acquisitions and management of alliance activities; our multinational operations • Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments-related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; the impact of the coronavirus (COVID-19) pandemic and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities; and climate change • Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues • Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our indebtedness, our obligations under other financing arrangements, or required repurchase of our senior unsecured notes; and any lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; our pension liabilities; and write down of the value of certain significant assets • Law and Compliance: protection of our intellectual property; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations, lawsuits and other related matters; and changes to cryptocurrency regulations • Governance: impact of the terms of our Series A Convertible Preferred (“Series A”) Stock relating to voting power, share dilution and market price of our common stock; rights, preferences and privileges of Series A stockholders compared to the rights of our common stockholders; and actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders 2

Notes to Investors • Proposed Separation: an unexpected failure to complete, or unexpected delays in completing, the necessary actions for the proposed separation, or to obtain the necessary approvals to complete these actions; that the potential strategic benefits, synergies or opportunities expected from the separation may not be realized or may take longer to realize than expected; costs of implementation of the separation and any changes to the configuration of businesses included in the separation if implemented; the potential inability to access or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade; the potential adverse reactions to the proposed separation by customers, suppliers, strategic partners or key personnel and potential difficulties in maintaining relationships with such persons and risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed separation; the risk that any newly formed entity to house the digital or ATM business would have no credit rating and may not have access to the capital markets on acceptable terms; unforeseen tax liabilities or changes in tax law; requests or requirements of governmental authorities related to certain existing liabilities; and the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the proposed separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that the digital commerce business and ATM business after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of shareholder returns. Nor can there be any guarantee that the proposed separation will maximize value for shareholders, or that NCR or any of its divisions, or separate digital commerce and ATM business, will be commercially successful in the future, or achieve any particular credit rating or financial results. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. These materials are dated September 16, 2022, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 3

Notes to Investors NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain non-GAAP measures, including: selected measures, such as free cash flow and adjusted EBITDA. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying Supplementary Materials and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports, although certain of the definitions contained herein may differ from similarly titled metrics included in our SEC Reports. Additionally, the Company undertakes no obligation to provide the non-GAAP measures contained herein in future reports or communications. USE OF CERTAIN TERMS. As used in these materials: The term recurring revenue includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. This document is not an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. 4

Update on Strategic Review Process • On February 8, 2022, NCR announced a Board-led strategic review process to evaluate strategic alternatives to maximize shareholder value • NCR evaluated a range of alternatives, including a whole company sale of NCR and opportunities in various individual segments of the business, with assistance from advisors BofA Securities, Goldman Sachs, and Evercore • After a thorough evaluation in the context of current financing markets, the Board has decided to separate NCR into two separately traded public entities and believes that this transaction will unlock significant value for shareholders • Should alternative options become available in the future that could deliver superior value than the proposed separation, such as a whole company sale of NCR, the Board remains open to considering alternative scenarios 5

NCR Transformation 2018 Today Outcomes Culture change • Customer first • Employee engagement Hardware Legacy Software & Technology • Accountability and execution Product mix shift to software and technology Functional org model 2 Businesses with focus on HW, SVCS, SOFTWARE, Markets and Customers PRODUCT Innovate new products Bundled As-A-Service Point Solution Selling offerings with professional Delivered on 80/60/20 strategy services support (2022 goal of 80% software & services revenue, 60% recurring revenue, 20% adjusted EBITDA margin) Missed Expectations Financial performance – met / exceeded • Wall Street Consistent Execution guidance 13 out of last 15 quarters • Customers 6

Strategic Rationale for Separation • Creates two best-in-class companies Creates Two Leading • CommerceCo as a leading digital commerce business at the forefront of Independent secular evolution in retail, hospitality, and digital banking industries Businesses • ATMCo as the leading global ATM-as-a-Service and ATM network business • Each company will benefit from increased operating and financial flexibility and management focus in pursuit of respective and distinct opportunity sets • Each company will benefit from tailored capital allocation strategies Tailored Strategies to Drive • CommerceCo will seek to reinvest in high growth opportunities across retail, Value hospitality, and digital banking industries • ATMCo will seek to maintain global leadership while generating stable and sustainable cash flows and capital return Aligns with • The separation is intended to attract distinct shareholder bases better aligned Investor Objectives with each company’s value proposition and financial profile Separation will create two independent companies, better positioned to deliver long-term growth and sustainable value creation for all stakeholders 7

Creating Two Leading Independent Businesses

	CommerceCo				ATMCo	
Independent Businesses	Retail	Hospitality	Merchant Services	Digital Banking	Self-Service Banking	ATM Network

Attractive Financial Profile

	CommerceCo		ATMCo	
	~$4.0B LTM Revenue	**~55%** LTM Recurring Revenue	**~$3.8B** LTM Revenue	**~67%** LTM Recurring Revenue
	~$0.6B LTM Adj. EBITDA	**~16%** LTM Adj. EBITDA Margin	**~$0.7B** LTM Adj. EBITDA	**~18%** LTM Adj. EBITDA Margin

Leading Market Position

CommerceCo			ATMCo	
#1 Provider of POS software	**#1** Provider of self-checkout	**#1** User footprint among independent digital banking providers	**#1** Provider of multi-vendor ATM software applications and middleware	**#1** Surcharge-free network

Note: All financials reflect Last twelve months (LTM) Q2'22 figures.

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CommerceCo Overview

CommerceCo

CommerceCo Overview

LTM Revenue Composition[1]


Merchant Services
2 %
Digital Banking
14 %
Hospitality
24 %
Retail
60 %

~$4.0B
Revenue

~55%
Recurring Revenue

~71%
SW & Svcs. Revenue

Representative Customers

Retail

TESCO, Woolworths, Macy's, Pilot Company, Speedway, Whole Foods Market, Walmart, Bed Bath & Beyond, Brookshire's, Circle K, Sainsbury's, Morrisons, ALDI, Northgate Market

Hospitality

Steak 'n Shake, Chick-fil-A, Firehouse Subs, Texas Roadhouse, Starbucks, Chipotle, Wendy's, Krispy Kreme, McDonald's, Buffalo Wild Wings, Ted's Montana Grill, Red Robin, Tim Hortons

Digital Banking

Affinity Federal Credit Union, Allegacy, Associated Bank, First Horizon, First National Bank Texas, Fulton Bank, Old National, SAFE, Synovus, TruMark Financial Credit Union, Provident Bank, Wintrust, Zions Bank

Note: All financials reflect LTM Q2'22 figures. [1] Revenue Composition graphic excludes Corporate / TNT.

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CommerceCo Key Investment Highlights A global leader in integrated software platforms, services, and hardware across Leadership Position multiple attractive end markets and geographies Synergistic Similar software focus, technology platforms, and shared services drive Combination operating efficiencies and opportunity for margin expansion Large Installed Large installed customer base across blue chip retailers, restaurants, and banks Customer Base Software-Led End-to-end software suite to “Run the X” drives significant recurring revenue and Business Model strong customer retention Growth Opportunity to increase investment in the business to further accelerate growth Opportunity 11

CommerceCo

Attractive Financial Profile

CommerceCo Financial Profile

~$4.0B
LTM Revenue

~$0.6B
LTM Adj. EBITDA

~$0.4B
LTM Free Cash Flow[2]

~55%
LTM Recurring Revenue

~16%
LTM Adj. EBITDA Margin

CommerceCo has an attractive combination of revenue growth and profitability, enabling it to reinvest in the business and accelerate growth

Selected Public Comparables

Retail & Hospitality

toast, lightspeed, SHIFT4, PAR, ORACLE, TOSHIBA

Digital Banking

Alkami, Q2, jack henry & ASSOCIATES INC., FIS, fiserv.

~9%
Median 2022E Revenue Growth

~6.0x
Median 2022E EV/Revenue

~12.8x
Median 2022E EV/EBITDA[1]

Peers trade at attractive multiples and have a similar growth rate to CommerceCo's long-term target

Source: Company filings, IBES, CapitalIQ, pricing date as of 9-Sep-2022. [1] Excludes TOST, LSPD, PAR, ALKT because their multiples are either negative or not meaningful. [2] Defined as Adj. EBITDA less Capex.

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CommerceCo Growth Strategy 1 Win new customers and retain existing base through relentless focus on NPS and satisfaction 2 Optimize go-to-market strategy in specific areas to target large and growing TAM 3 Up-sell and cross-sell existing customers to full suite of NCR solutions 4 Accelerate “Run the X” initiatives to broaden and enhance software suite 5 Attach payments and monetize data to unlock emerging revenue opportunities CommerceCo has the opportunity to target multiple growth strategies across its large and growing markets 13

ATMCo Overview

ATMCo

ATMCo Overview

LTM Revenue Composition


ATM Network
30 %
Self-Service Banking
70 %

~$3.8B Revenue

~67% Recurring Revenue

~78% SW & Svcs. Revenue

Note: All financials reflect LTM Q2'22 figures.

Representative Customers

ATM Network

CIRCLE K, CVS pharmacy, Kroger, Capital One, citi, chime, Walgreens, Varo, MOCAFI, Publix, SAFEWAY

Self-Service Banking

AIB, BANK OF AMERICA, CIBC, PNC BANK, ATB, WELLS FARGO, LLOYDS BANKING GROUP, ANZ, LIBERTY BANK, Crédit Mutuel ARKEA, HSBC, ธนาคารกสิกรไทย KASIKORNBANK, Raiffeisen BANK, CRÉDIT AGRICOLE, البنك الأهلي المصري NATIONAL BANK OF EGYPT, Santander

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ATMCo Key Investment Highlights A global leader in self-service banking and ATM networks, with superior Leadership Position technology and scale compared to competitors Resilient Market Global cash usage and need for ATM access have remained resilient, supporting Characteristics stable revenue growth Organic Growth Continuing roll-out of ATM-as-a-Service model and new ATM payment types drive Initiatives upside to market growth and increase recurring revenue Sustainable Cash Combination of established customer base and operational excellence leads to Flow Generation strong and sustainable cash flow generation Capital Return Asset-light model with limited required reinvestment enables capital return to Opportunity shareholders 16

ATMCo Attractive Financial Profile 2 3 ATMCo Financial Profile Strong Adj. EBITDA and FCF Generation ($bn) 70% 75% 66% 78% ~$0.5B ~$3.8B ~$0.7B LTM Free $ 0.7 LTM Revenue LTM Adj. EBITDA $ 0.7 1 $ 0.6 Cash Flow $ 0.6 $ 0.5 $ 0.5 $ 0.4 $ 0.4 ~67% ~18% LTM Recurring LTM Adj. EBITDA 2019A 2020A 2021A LTM Q2-22 Revenue Margin 1 2 FCF Adj. EBITDA FCF Conversion (%) ATMCo has experienced resilient FCF generation ATMCo has attractive margins and free cash flow, driven by top-line performance and disciplined enabling significant capital return to shareholders capital investment 1 2 Defined as Adj. EBITDA less Capex. Adj. EBITDA for ATMCo includes the Cardtronics adjusted EBITDA as reported in the applicable periods presented and eliminates any profit on transactions 3 between the two companies prior to the acquisition on June 21, 2021. Defined as FCF / Adj. EBITDA. 17

ATMCo Growth Strategy 1 Continue winning new customers with differentiated and superior ATM solutions 2 Accelerate transition to recurring ATM-as-a-Service outsourcing model 3 Expand ATM network size and quality to drive more transactions on network 4 Expand ATM self-service and branch transformation capabilities for banks 5 Add new services and digital transaction types allowing better cash management and cost for retailers ATMCo has an established market position from which it can enhance recurring revenue and profitability 18

Next Steps • The transaction is expected to be completed by the end of 2023 • The Board remains open to all strategic alternatives until the completion of the transaction, including a sale of whole company of NCR or individual segments • The Board’s sole focus is maximizing value for NCR shareholders • NCR is continuing to assess key aspects of CommerceCo and ATMCo, including potential cost saving opportunities, management teams, Boards, capital structures, and capital return policies 19

SUPPLEMENTARY MATERIALS 20

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Free Cash Flow. For purposes of this presentation, for CommerceCo and ATMCo, free cash flow is defined as Adjusted EBITDA less capital expenditures for property, plant, and equipment. This definition differs from NCR’s definition which is defined as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the 3rd quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and restructuring charges, among others. For this presentation, NCR and ATMCo Adjusted EBITDA is further adjusted to include the Cardtronics adjusted EBITDA as reported in the applicable periods presented and eliminates any profit on transactions between the two companies prior to the acquisition on June 21, 2021. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. 21

GAAP TO NON-GAAP RECONCILIATION $ in millions Q2 2022 Q4 2021 Q4 2020 Q4 2019 LTM LTM LTM LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 78 $ 97 $ (7) $ 614 Pension Mark-to-Market Adjustments (118) (118) 34 75 Transformation & Restructuring Costs 127 66 234 58 Acquisition-Related Amortization of Intangibles 175 132 81 86 Acquisition-Related Costs 23 98 (6) 3 Internal reorganization & IP Transfer — — — (37) Loss on Debt Extinguishment 42 42 20 — Interest Expense 262 238 218 197 Interest Income (7) (8) (8) (4) Depreciation and Amortization 418 357 275 232 Income Taxes 151 186 (53) (273) Stock Compensation Expense 142 154 108 107 Russia 22 — — — Adjusted EBITDA (non-GAAP) $ 1,315 $ 1,244 $ 896 $ 1,058 Cardtronics Adjusted EBITDA (Pre-Acquisition) — 140 264 308 Profit elimination on sales between NCR and Cardtronics — (3) (9) (5) Combined Adjusted EBITDA (non-GAAP) $ 1,315 $ 1,381 $ 1,151 $ 1,361 22

Adjusted EBITDA, Capital Expenditures, and Free Cash Flow $ in billions Q2 2022 FY 2021 FY 2020 FY 2019 LTM EAC CommerceCo $ 0.6 $ 0.7 $ 0.6 $ 0.6 ATMCo $ 0.7 $ 0.6 $ 0.6 $ 0.7 Combined Adjusted EBITDA (non-GAAP) $ 1.3 $ 1.3 $ 1.2 $ 1.3 Q2 2022 FY 2021 FY 2020 FY 2019 LTM CommerceCo $ 0.2 $ 0.2 $ 0.2 $ 0.2 (1) ATMCo $ 0.2 $ 0.2 $ 0.2 $ 0.2 Combined Capital Expenditures $ 0.4 $ 0.4 $ 0.4 $ 0.4 Q2 2022 FY 2021 FY 2020 FY 2019 LTM CommerceCo $ 0.4 $ 0.5 $ 0.4 $ 0.4 ATMCo $ 0.5 $ 0.4 $ 0.4 $ 0.5 (2) Free Cash Flow $ 0.9 $ 0.9 $ 0.8 $ 0.9 (1) ATMCo includes capital expenditures for Cardtronics pre-acquisition (approximately $0.1bn in 2019, 2020, 2021) (2) In this presentation Free Cash Flow for CommerceCo and ATMCo is defined as Adjusted EBITDA less capital expenditures. This definition defers from how NCR defines Free Cash Flow. For more details on the definitions see the definitions in the NON-GAAP MEASURES as well as the Notes to Investors. 23